UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

☐                                PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 20, 2002

EASTERN VIRGINIA BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	54-1866052
(State of Incorporation)	(I.R.S. Employer Identification No.)

Commission File No. 333-37225

217 Duke Street, Tappahannock, Virginia 22560
(Address of principal executive offices)

Registrant’s telephone number (804) 443-8423

FORM 8-K

EASTERN VIRGINIA BANKSHARES, INC
TAPPAHANNOCK, VA

ITEM 5.    OTHER EVENTS

On August 20, 2002, Eastern Virginia Bankshares issued a press release announcing the resignation of its former President & CEO Ned Stephenson and the appointment of Joe A. Shearin, President of subsidiary Southside Bank, as interim CEO. That press release is attached as Exhibit 99.1

Pursuant to the filing requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

/s/ Ronald L. Blevins
By: Ronald L. Blevins Vice President & Chief Financial Officer

Date: August 20, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	EVB names new Chief Executive Officer

2